UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00749

STONEBRIDGE FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Richard C. Barrett, President Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-639-3935

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1.  Reports to Stockholders.

Annual Report

For The Year Ended

OCTOBER 31, 2007

Letter to Shareholders

November 8, 2007

OVERVIEW

A commonality shared between scholars of the capital markets and experienced investors is that market dynamics can change very rapidly.The biggest mistake for any investor is to take historical data and plot out a course assuming that the past is indicative of the future. Instead, the astute investor should always carry a blank notepad with him and be prepared to challenge his assumptions from yesterday.

Ample liquidity was the hallmark of the first half of 2007. Banks essentially provided unlimited amounts of capital to both corporations and private equity firms seeking mergers and acquisitions (M&A). The partying continued on Wall Street until those adjustable rate mortgages that were issued a few years ago to sub-prime credit home buyers finally began adjusting! As the interest rates on those mortgages adjusted upwards from teaser rates, the unqualified and over-leveraged home buyer defaulted on his mortgage payment leading to foreclosures and falling home prices.While not unexpected given the ridiculously easy lending standards, what surprised investors was that several very high-quality financial institutions held substantial amounts of this aggressive paper for investment purposes. The result was a chain-linked effect that eventually forced several high-profile firms to devalue their investment assets by billions and billions of dollars – a process that continues even as we write this letter. In fact, as more and more companies revalue these high-risk investments at lower and lower valuations, the spiral downwards continues to the point where some of the CEOs of these companies are being forced to resign.

Due to the lower valuations in some of the assets held by the banks, lending standards have tightened dramatically as the banks restore their capital ratios and reduce the risk of their portfolios. As such, most high-risk borrowers have essentially been eliminated from the housing market. Further, well-credited borrowers are seeing not only more difficult lending standards but also higher borrowing rates as the banks and mortgage originators lack a secondary market to sell these loans and so are widening their loan spreads to compensate for the use of their capital and the inherent risk. As a result, these higher interest rates reduce the amount someone can borrow, hence reducing the demand for housing, putting additional pressure on home values. Further, numerous defaults and foreclosures continue to affect home prices as the inventories of homes for sale remain at record levels.

In the corporate world, the effect is similar. The cost of borrowing has increased and so M&A activity has been greatly diminished and some deals have even fallen out of the pipeline. In addition, the downturn in the housing market has affected consumer demand and the overall domestic economy. In an effort to avoid a recession and provide much needed liquidity, the Federal Reserve has lowered the

Annual Report October 31, 2007

fed funds rate by 75 basis points and the discount rate by 125 basis points. This is quite a difference in posture from six months ago when Wall Street was fairly certain that the Federal Reserve was going to raise interest rates.

As one could imagine, this dramatic change in economic conditions has created quite a bit of volatility in the financial markets. The major indexes have remained in positive territory throughout this liquidity crisis and barring another shock to the system should remain that way for the remainder of 2007. We remain constructive on the outlook for the domestic economy, despite the financial strain on the consumer. Though we believe that the overall economy is in a period of slower growth, there are still pockets of strong growth for investment.

The Stonebridge Funds have weathered this liquidity crisis quite well since we have been cautious for more than a year with regard to the housing sector and the consumer. Within the consumer-oriented economic sectors, we remain underweighted relative to our benchmark, the Russell 2000 Growth Index. Further, the consumer investments we do have in the portfolio are companies that cater toward the wealthy or are niche focused. Within the financial sector, we have minimized our exposure to financial institutions that depend upon consumer loans, while focusing on companies that address the commercial market such as insurance and asset management.

There have been many positives to report as well. We have several healthcare and technology companies in the portfolios and those sectors have done very well this year. As we have mentioned in past letters, we believe that the demographic trends in healthcare are strongly positive and so we remain committed to the sector because of the growth opportunities. Similarly, technology companies continue to innovate, particularly in software, and so we see ample investment opportunities, especially given the weak U.S. dollar and the exposure to international markets for these companies.

Stonebridge Small-Cap Growth Fund

For the fiscal year of 2007, the Stonebridge Small-Cap Growth Fund returned 21.94%, well ahead of the Russell 2000 Growth Index return of 16.73%.

Our heavy exposure to healthcare and technology companies drove performance during the year. Several of our investments in healthcare participated in the frothy M&A market, reflecting the unique position and growth prospects of those businesses. During the last twelve months, seven of the investments in the fund received an offer to be acquired and four of those companies were in the healthcare sector. While valuations for the healthcare sector have increased, we still see exceptional growth opportunities ahead for our current investments. Likewise, we believe that the technology sector is in the early stages of consolidation and that well-positioned, growing software companies should perform well in the year ahead.

Stonebridge Funds Trust

SMALL-CAP GROWTH FUND SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

as of October 31, 2007

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE

SMALL-CAP GROWTH FUND VS. THE RUSSELL 2000 GROWTH INDEX

WITH INCOME from November 1, 1997 to October 31, 2007

FINAL PORTFOLIO VALUES as of October 31, 2007

Stonebridge Small-Cap Growth Fund	$22,733
Russell 2000 Growth Index	$15,912

AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE SMALL-CAP

GROWTH FUND AND RUSSELL 2000 GROWTH INDEX

for Periods Ended October 31, 2007

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund	21.94%	19.61%	8.56%
Russell 2000 Growth Index	16.73%	18.57%	4.75%
Expense Ratio	3.54%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

Stonebridge Small-Cap Growth Institutional Fund

For the fiscal year 2007 (the reporting period for this shareholder letter), the return to shareholders was 16.90%. For the period between February 28, 2007 and October 31, 2007, the Stonebridge Small-Cap Growth Institutional Fund posted a return of 14.15%, higher than the 12.54% return of the Russell 2000 Growth Index. Now that the fund has converted to a small-cap growth fund, the latter performance is most relevant for comparative purposes.

Performance since February 28th, 2007 can be attributed to the same explanation as given for the Stonebridge Small-Cap Growth Fund.

Peering ahead to the 2008 fiscal year, we are looking for evidence of stability in the financial sector as valuations are now very attractive and the long-term growth prospects remain robust. Once we have a better grasp of the sub-prime fallout, we may increase our exposure to the financial sector. Similarly, once we have confirmation that the domestic economy is accelerating, we may consider adding to our industrial exposure. Otherwise, we do not see any significant macro-economic changes impacting our current sector allocation, though we continue to carry a blank notepad with us at all times.

SMALL-CAP GROWTH - INSTITUTIONAL FUND SECTOR

ALLOCATION AS A PERCENT OF NET ASSETS

as of October 31, 2007

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE

SMALL-CAP GROWTH - INSTITUTIONAL FUND VS. THE S&P 500 INDEX

AND THE RUSSELL 2000 GROWTH INDEX WITH INCOME

from November 1, 1997 to October 31, 2007

FINAL PORTFOLIO VALUES as of October 31, 2007

Stonebridge Small-Cap Growth - Institutional Fund	$12,395
S&P 500 Index	$19,857
Russell 2000 Growth Index	$15,912

AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE SMALL-CAP
GROWTH - INSTITUTIONAL FUND, S&P 500 INDEX AND RUSSELL 2000

GROWTH INDEX for Periods Ended October 31, 2007

	1 Year	5 Years	10 Years
Stonebridge Small Cap Growth Fund - Institutional	16.90%	12.38%	2.17%
Russell 2000 Growth Index	16.73%	18.57%	4.75%
S&P 500 Index	14.55%	13.87%	7.10%
Expense Ratio	2.83%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

Conclusion

We have successfully navigated the recent volatility in the financial markets by anticipating some of the potential issues with the housing market and consumer spending. While the economy appears to be in a period of slow growth, we have positioned the funds for future growth with more than 50% of their portfolios exposed to healthcare and technology companies. Interest rates remain relatively cheap by historical standards, and so even with tighter lending standards now in place, successful companies can continue to access capital and profitably grow their businesses. As such, we remain constructive on the long-term economic growth prospects of the economy and hence the Stonebridge Funds.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Definition of Indices

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell 2000 Growth Index (Russell 2000 G) is an unmanaged index, that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders

Stonebridge Funds Trust

Los Angeles, California

We have audited the accompanying statements of assets and liabilities of Stonebridge Small-Cap Growth  Institutional Fund (formerly the Stonebridge Growth Fund) and Stonebridge Small-Cap Growth Fund, each a series of shares of Stonebridge Funds Trust (the “Trust”), including the statements of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of  its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Stonebridge Small-Cap Growth Institutional Fund and Stonebridge Small-Cap Growth Fund as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December19, 2007

Statement of Investments

Small-Cap Growth - Institutional Fund(1)	October 31, 2007

		Market
	Shares	Value
COMMON STOCKS (99.57%)
COMMUNICATIONS (10.69%)
Internet (6.73%)
Avocent Corp. **	25,000	$675,750
TIBCO Software, Inc. **	90,000	826,200
		1,501,950

Media (2.28%)
Martha Stewart Living Omnimedia, Inc. **	37,000	510,230

Telecommunications (1.68%)
Lanoptics Ltd. **	16,000	374,400
TOTAL COMMUNICATIONS		2,386,580

CONSUMER, CYCLICAL (12.49%)
Entertainment (4.39%)
DreamWorks Animation SKG, Inc. **	12,500	407,000
Shuffle Master, Inc. **	42,000	574,560
		981,560

Lodging (3.06%)
Morgans Hotel Group Co. **	30,000	682,800

Retail (5.04%)
Build-A-Bear Workshop, Inc. **	33,000	640,200
Morton’s Restaurant Group, Inc. **	35,000	485,100
		1,125,300
TOTAL CONSUMER, CYCLICAL		2,789,660

CONSUMER, NON-CYCLICAL (28.41%)
Biotechnology (8.35%)
Charles River Laboratories International, Inc. **	12,750	739,500
Lifecell Corp. **	10,250	451,615
Vical, Inc. **	131,000	674,650
		1,865,765

		Market
	Shares	Value
COMMON STOCKS - (Continued)
Healthcare-Products (6.26%)
Given Imaging Ltd. **	25,000	$713,250
Symmetry Medical, Inc. **	40,000	686,000
		1,399,250

Healthcare-Services (4.15%)
Radiation Therapy Services, Inc. **	30,000	927,600

Household - Products/Wares (3.29%)
The Scotts Miracle-Gro Co.	16,000	734,240

Pharmaceutical (6.36%)
Abraxis BioScience, Inc. **	30,000	745,200
Axcan Pharma, Inc. **	33,000	674,190
		1,419,390
TOTAL CONSUMER, NON-CYCLICAL		6,346,245

ENERGY (5.62%)
Oil & Gas (3.05%)
Bronco Drilling Co., Inc. **	50,000	680,000

Oil & Gas Services (2.57%)
Superior Energy Services, Inc. **	15,500	574,740
TOTAL ENERGY		1,254,740

FINANCIAL (15.32%)
Banks (9.79%)
Boston Private Financial Holdings, Inc.	27,750	798,090
Nara Bancorp, Inc.	47,000	727,560
SVB Financial Group **	12,750	660,322
		2,185,972
Insurance (5.53%)
Arthur J Gallagher & Co.	20,500	545,505
StanCorp Financial Group, Inc.	12,500	689,125
		1,234,630
TOTAL FINANCIAL		3,420,602

		Market
	Shares	Value
COMMON STOCKS - (Continued)
INDUSTRIAL (9.00%)
Electrical Components & Equipment (2.93%)
American Superconductor Corp. **	8,000	$217,200
Power-One, Inc. **	77,000	436,590
		653,790

Electronics (3.11%)
American Science & Engineering, Inc.	11,500	695,060

Machinery-Diversified (2.96%)
Intermec, Inc. **	26,000	660,920
TOTAL INDUSTRIAL		2,009,770

TECHNOLOGY (18.04%)
Semiconductors (4.45%)
Formfactor, Inc. **	12,500	488,875
Veeco Instruments, Inc. **	28,000	505,960
		994,835

Software (13.59%)
Borland Software Corp. **	156,000	683,280
Cognos, Inc. **	13,000	654,290
Eclipsys Corp. **	28,500	642,960
Epicor Software Corp. **	50,000	584,000
Nuance Communications, Inc. **	21,250	469,838
		3,034,368
TOTAL TECHNOLOGY		4,029,203
TOTAL COMMON STOCKS (Cost $20,092,398)		$22,236,800

		Market
	Shares	Value
MUTUAL FUNDS (0.64%)
Fifth Third U.S. Treasury Money Market Fund	142,910	$142,910
TOTAL MUTUAL FUNDS (Cost $142,910)		$142,910

TOTAL INVESTMENTS (100.21%) (Cost $20,235,308)		$22,379,710
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.21)%		(46,227)
NET ASSETS (100.00%)		$22,333,483

**	Non Income Producing Security.
(1)	Formerly named Stonebridge Growth Fund

The accompanying notes to financial statements are an integral part of the financial statements.

Statement of Investments

Small-Cap Growth Fund	October 31, 2007

		Market
	Shares	Value
COMMON STOCKS (99.50%)
COMMUNICATIONS (10.67%)
Internet (6.64%)
Avocent Corp. **	10,000	$270,300
TIBCO Software, Inc. **	35,000	321,300
		591,600
Media (2.32%)
Martha Stewart Living Omnimedia, Inc. **	15,000	206,850

Telecommunications (1.71%)
Lanoptics Ltd. **	6,500	152,100
TOTAL COMMUNICATIONS		950,550

CONSUMER, CYCLICAL (12.67%)
Entertainment (4.44%)
DreamWorks Animation SKG, Inc. **	5,000	162,800
Shuffle Master, Inc. **	17,000	232,560
		395,360

Lodging (3.07%)
Morgans Hotel Group Co. **	12,000	273,120

Retail (5.16%)
Build-A-Bear Workshop, Inc. **	13,000	252,200
Morton’s Restaurant Group, Inc.	15,000	207,900
		460,100
TOTAL CONSUMER, CYCLICAL		1,128,580

CONSUMER, NON-CYCLICAL (28.58%)
Biotechnology (8.34%)
Charles River Laboratories International, Inc. **	5,000	290,000
Lifecell Corp. **	4,000	176,240
Vical, Inc. **	53,788	277,008
		743,248
Healthcare-Products (6.57%)
Given Imaging Ltd. **	10,000	285,300
Symmetry Medical, Inc. **	17,500	300,125
		585,425

Healthcare-Services (3.99%)
Radiation Therapy Services, Inc. **	11,500	355,580

Household - Products/Wares (3.35%)
The Scotts Miracle-Gro Co.	6,500	298,285

		Market
	Shares	Value
COMMON STOCKS - (Continued)
Pharmaceutical (6.33%)
Abraxis BioScience, Inc. **	12,000	$298,080
Axcan Pharma, Inc. **	13,000	265,590
		563,670
TOTAL CONSUMER, NON-CYCLICAL		2,546,208

ENERGY (5.55%)
Oil & Gas (3.05%)
Bronco Drilling Co., Inc. **	20,000	272,000

Oil & Gas Services (2.50%)
Superior Energy Services **	6,000	222,480
TOTAL ENERGY		494,480

FINANCIAL (15.16%)
Banks (9.67%)
Boston Private Financial Holdings, Inc.	11,000	316,360
Nara Bancorp, Inc.	18,500	286,380
SVB Financial Group **	5,000	258,950
		861,690

Insurance (5.49%)
Arthur J Gallagher & Co.	8,000	212,880
StanCorp Financial Group, Inc.	5,000	275,650
		488,530
TOTAL FINANCIAL		1,350,220

INDUSTRIAL (8.87%)
Electrical Components & Equipment (2.82%)
American Superconductor Corp. **	3,000	81,450
Power-One, Inc. **	30,000	170,100
		251,550

Electronics (3.05%)
American Science & Engineering, Inc.	4,500	271,980

Machinery-Diversified (3.00%)
Intermec, Inc. **	10,500	266,910
TOTAL INDUSTRIAL		790,440

TECHNOLOGY (18.00%)
Semiconductors (4.43%)
Formfactor, Inc. **	5,000	195,550
Veeco Instruments, Inc. **	11,000	198,770
		394,320

		Market
	Shares	Value
COMMON STOCKS - (Continued)
Software (13.57%)
Borland Software Corp. **	63,000	$275,940
Cognos, Inc. **	5,000	251,650
Eclipsys Corp. **	11,500	259,440
Epicor Software Corp. **	20,000	233,600
Nuance Communications, Inc. **	8,500	187,935
		1,208,565
TOTAL TECHNOLOGY		1,602,885
TOTAL COMMON STOCKS (Cost $7,361,090)		$8,863,363

		Market
	Shares	Value
MUTUAL FUNDS (0.80%)
Fifth Third U.S. Treasury Money Market Fund	71,215	$71,215
TOTAL MUTUAL FUNDS (Cost $71,215)		$71,215

TOTAL INVESTMENTS (100.30%) (Cost $7,432,305)		$8,934,578
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.30)%		(26,505)
NET ASSETS (100.00%)		$8,908,073

** Non Income Producing Security.

The accompanying notes to financial statements are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2007

	Small-Cap Growth	Small-Cap
	Institutional Fund(1)	Growth Fund
ASSETS:
Investments, at value (Cost-see below)	$22,379,710	$8,934,578
Dividends and interest receivable	2,872	1,168
Receivable for fund shares subscribed	1,000	—
Prepaid and other assets	27,878	12,341

TOTAL ASSETS	22,411,460	8,948,087

LIABILITIES:
Accrued investment advisory fee	14,076	6,218
Accrued administration fee	9,057	9,142
Accrued trustee fee	2,225	377
Accrued expenses	52,619	24,277

TOTAL LIABILITIES	77,977	40,014

NET ASSETS	$22,333,483	$8,908,073

COMPOSITION OF NET ASSETS:
Paid-in-capital	$18,212,001	$5,679,624
Accumulated net realized gain on investments	1,977,080	1,726,176
Net unrealized appreciation in value of investments	2,144,402	1,502,273

NET ASSETS	$22,333,483	$8,908,073

NET ASSET VALUE PER SHARE:
Net Assets	$22,333,483	$8,908,073
Shares outstanding	1,921,997	676,227
Net asset value and redemption price per share	$11.62	$13.17

COST OF INVESTMENTS	$20,235,308	$7,432,305

(1)          Formerly named Stonebridge Growth Fund.

The accompanying notes to the financial statements are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2007

	Small-Cap Growth	Small-Cap
	Institutional Fund(1)	Growth Fund
INCOME:
Dividends	$172,584	$47,865
Interest	20,475	8,881

TOTAL INCOME	193,059	56,746

EXPENSES:
Investment advisory fees	160,661	68,795
Administration fees	75,000	75,000
Transfer agent fees	82,375	30,479
Fund accounting fees and expenses	36,190	23,298
Custodian fees	10,402	5,635
Legal fees	78,994	32,225
Printing fees	19,936	7,671
Registration fees	7,169	12,241
Audit fees	20,134	14,146
Trustee fees and expenses	32,976	10,648
Proxy voting fees	5,356	1,763
Insurance	28,655	12,131
Other	2,854	1,003
TOTAL EXPENSES	560,702	295,035
Advisory Waiver	—	(12,977)
Administration Waiver	(21,000)	(21,000)
Net Expenses	539,702	261,058

NET INVESTMENT LOSS	(346,643)	(204,312)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	6,242,880	1,930,488
Unrealized depreciation of investments
Beginning of year	4,669,425	1,580,768
End of year	2,144,402	1,502,273

Change in net unrealized depreciation of investments	(2,525,023)	(78,495)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,717,857	1,851,993

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,371,214	$1,647,681

(1)          Formerly named Stonebridge Growth Fund.

The accompanying notes to the financial statements are an integral part of the financial statements.

Statements of Changes in Net Assets

Small-Cap Growth - Institutional Fund(1)

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

OPERATIONS:
Net investment loss	$(346,643)	$(128,469)
Net realized gain/(loss) on investments	6,242,880	(12,243)
Change in net unrealized appreciation/(depreciation) of investments	(2,525,023)	2,142,799

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,371,214	2,002,087

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions	(2,103,640)	(2,156,482)

NET INCREASE/(DECREASE) INNET ASSETS	1,267,574	(154,395)

NET ASSETS:
Beginning of year	21,065,909	21,220,304

End of year *	$22,333,483	$21,065,909

*Includes accumulated net investment (loss) of:	—	—

(1)          Formerly named Stonebridge Growth Fund.

The accompanying notes to the financial statements are an integral part of the financial statements.

Statements of Changes in Net Assets

Small-Cap Growth Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
OPERATIONS:
Net investment loss	$(204,312)	$(168,642)
Net realized gain on investments	1,930,488	235,490
Change in net unrealized appreciation/(depreciation) of investments	(78,495)	886,225

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,647,681	953,073

DISTRIBUTIONS TO SHAREHOLDERS
Capital Gains	(235,413)	(998,050)
Total distributions to shareholders	(235,413)	(998,050)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) in net assets derived from beneficial interest transactions	(140,242)	462,213

NET INCREASE IN NET ASSETS	1,272,026	417,236

NET ASSETS:
Beginning of year	7,636,047	7,218,811

End of year *	$8,908,073	$7,636,047

*Includes accumulated net investment (loss) of:	—	—

The accompanying notes to the financial statements are an integral part of the financial statements.

Financial Highlights

Small-Cap Growth - Institutional Fund(1)

Selected Data for Each Shares of Beneficial Interest Outstanding Throughout the Years Indicated:

	Years Ended October 31,
	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning year	$9.94	$9.03	$8.57	$7.89	$6.49
Income from Investment Operations:
Net investment loss	(0.18)	(0.06)	(0.03)	(0.06)	(0.03)
Net realized and unrealized gain on investments	1.86	0.97	0.49	0.74	1.44
Total income from investment operations	1.68	0.91	0.46	0.68	1.41

Distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized gain on investments	0.00	0.00	0.00	0.00	0.00
Total dividends and distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)
Net asset value, end of year	$11.62	$9.94	$9.03	$8.57	$7.89
Total Return	16.90%	10.08%	5.37%	8.62%	21.69%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$22,333	$21,066	$21,220	$21,892	$21,766

Ratio of operating expenses to average net assets	2.52%	2.63%	2.22%	2.09%	2.10%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	2.62%	2.73%	2.56%	2.34%	2.35%
Ratio of net investment loss to average net assets	(1.62)%	(0.61)%	(0.29)%	(0.72)%	(0.46)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	(1.72)%	(0.71)%	(0.63)%	(0.97)%	(0.71)%
Portfolio turnover rate*	163.45%	67.30%	39.29%	63.80%	109.16%

(1)	Formerly named Stonebridge Growth Fund.
*

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2007 were $34,470,209 and $36,981,591, respectively.

The accompanying notes to the financial statements are an integral part of the financial statements.

Financial Highlights

Small-Cap Growth Fund

Selected Data for Each Shares of Beneficial Interest Outstanding Throughout the  Years Indicated:

	Years Ended October 31,
	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning year	$11.13	$11.42	$10.18	$9.12	$6.49
Income from Investment Operations:
Net investment loss	(0.30)	(0.25)	(0.27)	(0.26)	(0.19)
Net realized and unrealized gain on investments	2.69	1.60	1.51	1.32	2.82
Total income from investment operations	2.39	1.35	1.24	1.06	2.63

Distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain on investments	(0.35)	(1.64)	0.00	0.00	0.00
Total dividends and distributions to shareholders	(0.35)	(1.64)	0.00	0.00	0.00
Net asset value, end of year	$13.17	$11.13	$11.42	$10.18	$9.12
Total Return	21.94%	14.11%	12.18%	11.62%	40.52%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$8,908	$7,636	$7,219	$6,491	$6,578

Ratio of operating expenses to average net assets	3.14%	2.94%	2.90%	2.94%	3.11%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	3.55%	3.70%	3.68%	3.44%	3.61%
Ratio of net investment loss to average net assets	(2.46)%	(2.32)%	(2.39)%	(2.52)%	(2.43)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	(2.87)%	(3.08)%	(2.39)%	(3.02)%	(2.93)%
Portfolio turnover rate*	89.72%	120.94%	116.17%	84.33%	177.13%

*             A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2007 were $7,324,992 and $7,917,131, respectively.

The accompanying notes to the financial statements are an integral part of the financial statements.

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Small-Cap Growth - Institutional Fund (formerly the Stonebridge Growth Fund) and the Stonebridge Small-Cap Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Small-Cap Growth - Institutional Fund, also referred to as the Institutional Fund, and the Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seek long-term growth of capital, with the production of short-term income as a secondary objective, through investing primarily in common stocks which appear to have good prospects for superior earnings growth, and investing at least 80% of the Fund’s assets in companies with smaller market capitalizaitons (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair value Committee using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates NAV, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained. Management of the Trust is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements, if any.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management of the Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Allocation of Expense — Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

3. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

Unrealized Appreciation and Depreciation on Investments (Tax Basis):

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at October 31, 2007 were as follows:

	Stonebridge	Stonebridge
	Institutional	Small-Cap
	Fund(1)	Fund
Gross appreciation (excess of value over tax cost)	$2,977,655	$1,758,144
Gross depreciation (excess of tax cost over value)	(833,253)	(255,871)
Net unrealized appreciation/(depreciation)	2,144,402	1,502,273
Cost of investments for income tax purposes	$20,235,308	$7,432,305

(1)          Formerly named Stonebridge Growth Fund.

There is no difference between book-basis and tax-basis unrealized appreciation.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the year ended October 31, 2007 and the year ended October 31, 2006 was as follows:

	Stonebridge		Stonebridge
	Institutional Fund(1)		Small-Cap Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31, 2007	Oct. 31, 2006	Oct. 31, 2007	Oct. 31, 2006
Distributions paid from:
Ordinary Income	$0	$0	$0	$0
Short-Term Capital Gain	$0	$0	$0	$334,691
Long-Term Capital Gain	$0	$0	$235,413	$663,359
Total	$0	$0	$235,413	$998,050

Components of Net Assets (Tax Basis):

As of October 31, 2007, the components of net assets on a tax basis were:

	Stonebridge	Stonebridge
	Institutional Fund (1)	Small-Cap Fund
Undistributed Ordinary Income	—	712,585
Accumulated Net Realized Gainon Investments	1,977,080	1,013,591
Net Unrealized Appreciation of Investments	$2,144,402	$1,502,273
Total	$4,121,482	$3,228,449

(1)   Formerly named Stonebridge Growth Fund.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the period ended October 31, 2007, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Stonebridge Institutional Fund(1)

		Accumulated	Paid in
	Undistributed Net	Capital	Capital
	Investment Income	Gains/(Losses)	(PIC)
Increase/(Decrease)	346,643	—	(346,643)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$346,643

Stonebridge Small-Cap Fund

		Accumulated	Paid in
	Undistributed Net	Capital	Capital
	Investment Income	Gains/(Losses)	(PIC)
Increase/(Decrease)	204,312	(204,384)	72

Included in the amounts reclassified was a net operating loss offset to accumulated net realized gain on investments of:			$204,312

4. SHARES OF BENEFICIAL INTEREST:

As of October 31, 2007, there were an unlimited number of shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2007 and the year ended October 31, 2006, were as follows:

Stonebridge Institutional Fund(1)

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006
	Shares	Amount	Shares	Amount
Shares Sold	38,105	$406,594	15,046	$140,831
Share Issued in Reinvestment of Dividends	—	—	—	—
Total	38,105	406,594	15,046	140,831
Less Shares Redeemed	(235,969)	(2,510,234)	(244,725)	(2,297,313)
Net Decrease	(197,864)	$(2,103,640)	(229,679)	$(2,156,482)

(1)          Formerly named Stonebridge Growth Fund.

Stonebridge Small-Cap Fund

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006
	Shares	Amount	Shares	Amount
Shares Sold	18,031	$210,443	31,124	$339,136
Share Issued in Reinvestment of Dividends	21,173	235,413	102,668	985,612
Total	39,204	445,856	133,792	1,324,748
Less Shares Redeemed	(49,198)	(586,098)	(79,700)	(862,535)
Net Increase	(9,994)	$(140,242)	54,092	$462,213

5. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by Trust’s Board of Trustees and the shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 0.75% of the average daily net assets of the Institutional Fund and the Small-Cap Fund, respectively. Before February 28, 2007, the Adviser agreed to waive 0.50% of its then 1.00% contractual advisory fees for the Small-Cap Fund to keep its net advisory fees at an annual rate of 0.50%. The waived fees are not subject to recoupment.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Fund Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS’ fee will be no less than $6,250 per month per Series. Effective November 1, 2002, ALPS has agreed to waive fees to reduce the minimum fee to $4,500 per month per Series, which reduction will continue through October 31, 2008. The waived fees are not subject to recoupment.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Institutional Fund and Stonebridge Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

Additional Information

October 31, 2007

1. SHAREHOLDER TAX INFORMATION (UNAUDITED):

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2007. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2007.

2. PROXY VOTING INFORMATION (UNAUDITED):

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. FUND HOLDINGS (UNAUDITED):

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds’ at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. OTHER (UNAUDITED):

Shareholders individually holding more than 5% of a Fund’s outstanding shares as of October 31, 2007, constituted 8.29% of the Stonebridge Small-Cap Growth - Institutional Fund and 58.53% of the Stonebridge Small-Cap Growth Fund.

The Trust pays a quarterly retainer of $2,500 and $500 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

5. BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED):

The Board of Trustees of the Trust is comprised of five Trustees, four of whom are independent of the Adviser. During the six months ended October 31, 2007, the Board of Trustees of the Trust unanimously approved a one-year renewal of the Trust’s investment advisory agreements (together, the “Investment Advisory Agreements”) with the Adviser on behalf of each of the Small-Cap Fund and the Institutional Fund.

General Information — The following information summarizes the Board’s considerations associated with its review of the Investment Advisory Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each Investment Advisory Agreement was considered separately for each respective Fund, although the Board took into account the common interests of both Funds in its review. As described below, the Board considered the nature, quality and extent of the various services provided to the Funds by the Adviser as well as the levels of the Funds’ advisory fees and other expenses. In considering these matters, the Board discussed the renewal of the Investment Advisory Agreements with management and the independent Trustees met in private sessions with counsel at which no representatives of the Adviser were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Adviser providing services to the Funds. They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve the renewal of the Investment Advisory Agreements, the Board and the independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the independent Trustees concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of Services — In reviewing the services provided by the Adviser, the Board discussed the services provided by the Adviser to the Funds under the Investment Management Agreements, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Adviser’s senior management; its investment philosophy and processes, including its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

Investment Performance — The Board assessed the performance of the Small-Cap Fund compared with its respective benchmark and the average of all funds in its peer group category (a “peer group”) selected based on asset size, investment style, load structure and Morningstar classification for the one-, three-, five- and ten-year periods ended July 31, 2007. The Board noted that due to the conversion of the Institutional Fund into a small-cap growth fund using substantially similar investment objectives and strategies as the Small-Cap Fund, effective February 28, 2007 (the “Conversion”), the Institutional Fund’s performance prior to February 28, 2007 was not germane and that they would review the Small-Cap Fund’s performance prior to such date as a proxy for the Institutional Funds.

The Board observed that the one-, three-, five-, and ten-year total returns for the Small-Cap Fund were 22.5%, 14.0%, 17.6% and 7.4%, respectively, which was well above (with respect to the one-year), above (with respect to the three- and five-year), and slightly above (with respect to the ten-year) the median total returns of the funds in the peer group for those periods. The Small-Cap Fund returns were also above the one-, three-, five- and ten-year total returns of the S&P 500 Index and the Russell 2000 Growth Index for such periods.

The Board and the independent Trustees concluded that the Adviser continued to provide high quality management and oversight services to the Funds.

Advisory Fees and Fund Expenses — The Board also reviewed information regarding the advisory fees charged by the Adviser to the Funds and the total expenses of each Fund compared to those of the funds included in its peer group. The Board noted that even though the Adviser had waived certain fees with respect to the Small-Cap Fund prior to the Conversion in order to decrease the Funds’ expense ratios, the expenses of each Fund after fee waivers were relatively high as a result of the small sizes of the Funds. The Board considered the Adviser’s efforts in attempting to increase the Funds’ assests and decrease the Funds’ total expenses by effecting the Conversion, and noted that the Adviser decreased its advisory fees with respect to the Small-Cap Fund in connection with the Conversion.

The Board also considered information prepared by the Adviser relating to its costs and profits with respect to the Funds, as well as the methodologies used to determine and allocate its costs to the Funds. The Board also considered the benefits to be received by the Adviser as a result of its relationship with the Funds, including its receipt of investment advisory fees and research, its ability to offer Fund products to its separate account clients, and the intangible benefits of favorable publicity arising in connection with the Funds’ performance.

The Board also considered whether either Fund is likely to benefit from any economies of scale in the management of its portfolio in the event of growth in assets. Due to the relatively small asset size of each Fund, the Board concluded that the Adviser would not currently realize any significant economies of scale in acting as investment adviser to the Funds. However, they noted that as the Funds’ assets increase in the future, consideration would be given to the possibility of adding fee breakpoints to the Adviser’s fee schedule to share the benefit of any such economies with the Funds’ shareholders.

Conclusions — Based on their review, including their consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the compensation payable to the Adviser pursuant to the Investment Advisory Agreements is fair and reasonable in light of the nature and quality of the services being provided by the Adviser to the respective Funds and their shareholders, and that renewal of the Investment Advisory Agreements was in the best interest of the Funds and their shareholders.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs:  (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2007 and held until October 31, 2007.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Stonebridge Small-Cap Growth - Institutional Fund(1)

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period *
	at 05/01/07	at 10/31/07	05/01/07 to 10/31/07
Actual Fund Return	$1,000	$1,092	$13.31
Hypothetical Fund Return	$1,000	$1,012	$12.80

*

Expenses are equal to the Stonebridge Small-Cap Growth - Institutional Fund’s annualized expense ratio of 2.57%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

(1)	Formerly named Stonebridge Growth Fund.

Stonebridge Small-Cap Growth Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period *
	at 05/01/07	at 10/31/07	05/01/07 to 10/31/07
Actual Fund Return	$1,000	$1,086	$18.93
Hypothetical Fund Return	$1,000	$1,007	$18.21

*

Expenses are equal to the Stonebridge Small-Cap Growth Fund’s annualized expense ratio of 3.66%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

TRUSTEES AND OFFICERS (unaudited)

October 31, 2007

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about of the trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

Term of Office(2)
		and Length of	Principal Occupation(s)
Name,	Position(s)	TimeServed /	During the Past 5 Years
Address(1)	Held with	Number of Funds	/ Other Directorships(3)
& Age	Funds	Overseen by Trustee	Held by Trustee
Selvyn B. Bleifer, MD Born 1929	Trustee	Since November 1, 1998 / 2	Physician, Cardiovascular Medical Group / None

Marvin Freedman Born 1925	Trustee	Since November 1, 1998 / 2	Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants / None

Charles Haas Born 1913	Trustee	Since November 1, 1998 / 2	Retired motion picture and television director / None

William Taylor Born 1938	Trustee	Since November 1, 1998 / 2	Managing General Partner, Mountaineer Capital LP, (a venture capital organization) / Director, T.P.L., Inc. (an advanced materials company).

INTERESTED TRUSTEES

Richard C. Barrett, CFA(4) Born 1941	Chairman of the Board President and Trustee	Since November 1, 1998 / 2	President and Chairman of the Board, Stonebridge Capital Management, Inc. / None

OFFICERS

Name,	Position(s)	Term of Office(2)	Principal Occupation(s)
Address(1)	Held with	and Length of	During the Past
& Age	Funds	Time Served	5 Years
Debra L. Newman(5) Born 1955	Vice President, Treasurer and Chief Compliance Officer	Since November 1, 1998	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.

Matthew W. Markatos, CFA, CIC Born 1972	Executive Vice President and Managing Director	Since March 25, 2003	Executive Vice President, Stonebridge Capital Management, February 2000 to present. Note: more than 5 years ago.

Benjamin H. Lowe Born 1978	Secretary	Since September 27, 2005	Senior Fund Accountant, Invesco Funds 2000 - 2003; Senior Fund Accountant, Founders Funds 2003 - 2005; Controller, ALPS Fund Services, Inc., 2005 to present.

(1)	Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)	Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5)	Mr. Barrett and Ms. Newman are married.

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Charles F. Haas, Trustee

William H. Taylor II, Trustee

Benjamin H. Lowe, Secretary

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

515 S. Flower Street

Los Angeles, California 90071

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2.             Code of Ethics.

(a)          The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)         Not applicable.

(c)          During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.             Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated. William H. Taylor, II, and Marvin Freedman as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

Messrs. Taylor and Freedman are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.             Principal Accountant Fees and Services.

(a)                                  Audit Fees:  For the Registrant’s fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $30,000 and $28,000, respectively.

(b)                                 Audit-Related Fees:  For the Registrant’s fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant’s annual financial statements were $0 and $0, respectively.

(c)                                  Tax Fees:  For the Registrant’s fiscal years ended October 31, 2007 and October 31, 2006, aggregate fees of $4,400, and $4,200, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The fiscal year 2007 and 2006 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)                                 All Other Fees:  For the Registrant’s fiscal years ended October 31, 2007 and October 31, 2006, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2007 and October 31, 2006 were $4,200 and $4,200, respectively.

(h)                                 Not applicable.

Item 5.             Audit Committee of Listed Registrants.

Not applicable.

Item 6.             Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.       Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.       Controls and Procedures.

(a)            The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.       Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 7, 2008

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	January 7, 2008